Rule 497(e)
                               File No. 811-07735
                                    333-9217
                               ORCHARD VALUE FUND


                          August 1, 2001 Supplement to
                        the February 28, 2001 Prospectus

Please delete the Average Annual Returns for CIC/HCM Asset Management, Inc.s Sub-Adviser Accounts Composite on page eight (8) of the prospectus for the Orchard Value Fund and replace with the following:

Average Annual Returns

                                  1 Year       5 Years         Since Inception*
Sub-Adviser Accounts Composite    10.88%        13.55%             13.33%+
Russell 1000 Value Index           7.01%        16.91%              15.27%
S&P 500 Index                     -9.16%        18.31%              15.66%

* Commencement of Sub-Adviser's investment operations was May 31, 1990. + Through December 31, 2000.